Loan Agreement

This Loan Agreement ("Agreement") is entered into on August 11, 2023, and takes effect on the same date between the parties mentioned below:

Party of the First Part:

Lender: Ilona Andzejevska;

Address: 801 Travis Street, Houston,TX 77002.

Party of the Second Part:

Borrower: Readvantage Corp.;

Address: 801 Travis Street, Houston,TX 77002.

Background:

1. The Company, Readvantage Corp., is in need of financial assistance for its business operations.

2. The Lender, Ilona Andzejevska, is willing to provide a loan in the amount of $400,000 (referred to as the "Loan Amount") to the Company, subject to the terms and conditions outlined herein.

Now, therefore, the parties agree as follows:

Loan Agreement: In the event that the Company requires funds exceeding $400,000, this Agreement shall come into effect. The parties agree to the following terms:

Loan from Lender: The Lender shall extend the Loan Amount to the Company if the Company is unable to secure sufficient funds through its offering as per the Form S-1 registration statement.

Repayment: The Loan Amount shall be repaid by the Borrower to the Lender over a period of 5 years.

Prepayment: The Borrower reserves the right to prepay the Loan Amount, in part or in full, at any time without incurring any prepayment penalties.

Interest and Security: The advanced loan funds shall be non-interest bearing and secured, and they shall be repayable upon demand.

Repayment in Shares: The Borrower may repay the loan or a portion thereof by converting it into shares of Common Stock, subject to terms mutually agreed upon by the Parties.

Additional Funds: Any additional funds that the Lender may choose to loan to the Company subsequent to this Agreement shall be subject to the same terms unless otherwise agreed in writing.

In witness whereof:

The parties to this Agreement have willingly accepted the terms stated above, and this Agreement shall become effective as of the date first mentioned below.

Lender: By: /s/ Ilona Andzejevska Name: Ilona Andzejevska	Borrower: Readvantage Corp. By: /s/ Ilona Andzejevska Name: Ilona Andzejevska Title: President, Director, Treasurer, Chief Executive Officer, Chief Financial Officer.